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                                                               EXHIBIT 10(iii)47


                                   EXHIBIT A

                              THE IT GROUP, INC.
                                PROMISSORY NOTE

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[Amount of Loan]                                                Monroeville, PA

Capitalized terms used but not otherwise defined in this Promissory Note that are defined in the Program (as defined below) shall have the meanings specified in the Program.

FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to THE IT GROUP, INC. (the "Company") the principal amount of ($___________), together with interest (compounded semiannually) from the date hereof on the unpaid balance of such principal amount at the rate set forth in Section 1 hereof on ______________ (the "Maturity Date"), less any amount of principal or interest which has been paid by Borrower or forgiven by the Company in accordance with
Section 5 herein.

PROVIDED that such Maturity Date may be extended or accelerated pursuant to
Article 7 of the IT Group, Inc. Executive Stock Ownership Program (the "Program") and as summarized in Sections 4 and 6 herein. Payment of the principal amount of this Promissory Note and interest thereon shall be made at the office of the Company in Monroeville, Pennsylvania or at such other location in the United States of America as shall be designated by the Company in writing to Borrower. Such payment shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Promissory Note is being issued pursuant to the Program, for the purpose of financing the purchase of certain shares of securities of the Company (the "Purchased Shares") being acquired by Borrower in accordance with the Ownership Guidelines as defined under the Program. Capitalized terms used but not otherwise defined in this Promissory Note that are defined in the Program shall have the meanings specified in the Program.

     1.   INTEREST. Interest shall accrue on the unpaid principal balance of
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this Promissory Note at the applicable federal rate of six and sixty-ninth percent (6.69%) per annum, compounded semiannually. Such interest shall be payable only on the Maturity Date or upon acceleration of this Promissory Note pursuant to Section 4 or 6 hereof

     2.   FULL RECOURSE. This Promissory Note shall be the personal obligation
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of Borrower and the Company shall be entitled to full recourse against Borrower for performance and satisfaction of all obligations of Borrower hereunder.

     3.   COVENANTS OF BORROWER. Upon receipt of the proceeds of this Promissory
          ---------------------
Note, Borrower shall apply all such proceeds towards the purchase of the Purchased Shares.
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                                   EXHIBIT A

                              THE IT GROUP, INC.
                                PROMISSORY NOTE

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     4.   VOLUNTARY PREPAYMENTS. Borrower may, at his option, prepay at any time
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all or any portion of the principal amount of this Promissory Note then outstanding, together with any and all accrued interest thereon through the date of such prepayment, without premium or penalty.

     5.   LOAN FORGIVENESS.
          ----------------

          5.1 Upon each March 24th, beginning _____________and ending on________________, if Borrower is an employee of good standing with the Company on each such date, the principal amount under this Promissory Note shall be reduced by twenty-five percent (25%) and the entire amount of accrued interest as of each ____________ shall be treated as forgiven by the Company. The Company shall reimburse Borrower for any individual federal, state, and local tax liability incurred by the Borrower as a result of the characterization of the forgiveness of the principal and interest and tax reimbursement as compensation required to be reported on Form W-2. To the extent practicable, this gross up calculation is intended to cover the taxes on the forgiveness of any principal and interest and the tax reimbursement.

          5.2 Notwithstanding the foregoing, the forgiveness of the principal and accrued interest under this Promissory Note shall be subject to the following events:

               (a)  Termination of Employment of Borrower. In the event
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Borrower's employment is terminated for Cause prior to the Maturity Date,
Borrower shall cease to be eligible to receive any forgiveness of principal and accrued interest and tax reimbursements provided in Section 5.1 other than such forgiveness previously credited under this Promissory Note and tax reimbursements received before the Termination Date. In the event Borrower terminates his or her employment with the Company and all affiliates voluntarily (other than due to retirement, death or Permanent Disability) prior to the Maturity Date, Borrower shall cease to be eligible to receive any forgiveness of principal and accrued interest and tax reimbursements provided in Section 5.1 other than such forgiveness previously credited under this Promissory Note and tax reimbursements received before the Termination Date. Subject to Section 6.2(d), in the event Borrower's employment is terminated involuntarily (other than for Cause, retirement, death or disability) by the Company or an affiliate prior to the Maturity Date, Borrower shall receive any forgiveness of principal and accrued interest [and tax reimbursements] which would have occurred within the six (6) months following the Termination Date had the Borrower remained an employee of the Company during such six month period.

               (b)  Retirement of Borrower. In the event Borrower's employment
                    ----------------------
terminates on or after his or her Retirement Date prior to the Maturity Date, for purposes of Section 1.6.1, the full remaining balance of the Promissory Note including any accrued interest shall be fully forgiven notwithstanding such termination of employment. Borrower shall be entitled to receive, upon such retirement, all applicable tax reimbursements provided under Section 1.6.1.
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                                   EXHIBIT A

                              THE IT GROUP, INC.
                                PROMISSORY NOTE

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               (c)  Death or Disability of Borrower. In the event Borrower dies
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or becomes Permanently Disabled prior to the Maturity Date, for purposes of
Section 1.6.1, the full remaining balance of the Promissory Note including any accrued interest shall be fully forgiven notwithstanding such death or disability. Borrower or, if applicable, Borrower's estate, shall be entitled to receive, upon such death or disability, all applicable tax reimbursements provided under Section 1.6.1.

               (d)  Change of Control. In the event an involuntary termination
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of employment, other than for Cause, occurs within 24 months of a Change of
Control and prior to the Maturity Date, for purposes of Section 1.6.1, the full remaining balance of the Promissory Note including any accrued interest shall be fully forgiven notwithstanding such termination of employment. Borrower shall be entitled to receive, upon such termination of employment, all applicable tax reimbursements provided under Section 1.6.1.

     6.   ACCELERATION OF MATURITY DATE.
          -----------------------------

          6.1 The principal amount of this Promissory Note shall be due on the Maturity Date unless maturity of this Promissory Note is accelerated in accordance with Section 6.2 or Section 4 herein.

          6.2 In the event Borrower's employment is terminated for Cause prior to the Maturity Date, any outstanding interest and principal under the Promissory Note and not forgiven pursuant to Section 5 hereof shall become immediately due and payable on the Termination Date. In the event Borrower terminates his or her employment with the Company and all affiliates voluntarily (other than due to retirement, death or Permanent Disability) prior to the Maturity Date, any outstanding interest and principal under the Promissory Note and not forgiven pursuant to Section 5 hereof shall become immediately due and payable on the Termination Date. In the event Borrower's employment is terminated involuntarily (other than for Cause, retirement, death or disability) by the Company or an affiliate prior to the Maturity Date, any outstanding interest and principal under the Promissory Note and not forgiven pursuant to
Section 5 hereof shall become due and payable on the Termination Date.

     7.   NOTICES. All notices and other communications required or permitted to
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be given under this Promissory Note shall be in writing and shall be deemed to have been duly given if delivered personally or by inter-office mail as follows, if to the Company, Corporate Secretary, The IT Group, Inc., 2790 Mosside Boulevard, Monroeville, PA 15146-2792; if to Borrower, at the address set forth at the end of this Promissory Note, or to such other address as either party shall have last designated by notice to the other party. All such notices and communications shall be deemed to have been received on the earlier of the date of receipt and the third business day after the date of mailing thereof.

                                   EXHIBIT A

                              THE IT GROUP, INC.
                                PROMISSORY NOTE

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     8.   AMENDMENTS. No amendment of this Promissory Note shall be effective
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unless in writing and signed by Borrower and the Company.

     9.   WAIVER. Borrower, for himself and his legal representatives and
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successors, hereby expressly waives presentment, demand, notice, protest, and all other demands or notices in connection with the delivery, acceptance, endorsement, performance, default, or enforcement of this Promissory Note.

     10.  NO SET-OFF. This Promissory Note is not subject to set-off for any
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amounts for any reason other than as provided under Section 5 herein.

     11.  EFFECT OF DELAY OR OMISSION. No delay or omission of the Company in
          ---------------------------
exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy.

     12.  COSTS OF COLLECTION. Borrower will pay all costs and expenses of
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collection, including reasonable attorneys' fees, incurred or paid by the
Company in enforcing this Promissory Note or its rights under the Pledge Agreement or the obligations hereby or thereby evidenced, to the extent permitted by law.

     13.  GOVERNING LAW. This Promissory Note, shall be governed by and
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construed and enforced in accordance and with the laws of the State of Delaware, without regard to the application of the conflicts of law provisions thereof.

     14.  HEADINGS. The section and paragraph headings hereof are for
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convenience of reference only and shall not be deemed to construe or affect the meaning of any of the provisions hereof.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date first above written.

THE IT GROUP, INC.                         BORROWER

By: _______________________________

Title: ____________________________        _____________________________________
                                           Street Address

                                           _____________________________________
                                           City, State and Zip Code

                                           Social Security #____________________